UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   VIRGINIA                        000-22389                     65-0736120
(STATE OR OTHER                   (COMMISSION                 (I.R.S. EMPLOYER
  JURISDICTION                    FILE NUMBER)               IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





                                  PAGE 1 OF 16
                             EXHIBIT INDEX ON PAGE 4


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Ocwen Asset Investment Corp. (the "Company") on April 23, 1998 solely to add the financial statements of the property acquired as required by Item 7 (a) and the pro forma financial information as required by Item 7 (b).

As previously reported on a Current Report on Form 8-K filed on April 23, 1998, on April 8, 1998, Ocwen Asset Investment Corp. (the "Company") acquired an existing 536,000 square foot, 22-story Class-A office building located at 225 Bush Street in the financial district of San Francisco, California for $100.2 million in cash. The building was purchased from Pacific Resources Development, Inc. an unaffiliated third party (the "Seller"), by Ocwen Capital Corporation ("OCC") on behalf of the Company. OCC manages the Company's operations and is a wholly-owned subsidiary of Ocwen Financial Corporation. The purchase price was determined through arms length negotiations between the Seller and OCC, and the source of funds for this purchase by OAIC was a $75.0 million loan from Salomon Brothers Realty Corp. and cash reserves on hand. OAIC intends to continue to use the building for rentals.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements related to this property are attached hereto, and incorporated herein by reference, as Exhibit 99.1.

(b) The pro forma financial information related to this property is attached hereto, and incorporated herein by reference, as Exhibit 99.2.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         2.1 Purchase and Sale Agreement between Ocwen Capital Corporation and Pacific Resources Development, Inc. as of March 3, 1998. (1)

         2.2 Assignment and Assumption Agreement, dated April 7, 1998, by and between Ocwen Capital Corporation and OAIC Bush Street, LLC. (1)

        10.1 Loan Agreement between OAIC Bush Street, LLC and Salomon Brothers Realty Corp as of April 7, 1998. (1)


-------------------
(1) Incorporated by reference to the similarly described exhibit filed in connection with the Company's Current Report on Form 8-K as filed with the Commission on April 23, 1998.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 OCWEN ASSET INVESTMENT CORP.
                                 (Registrant)


                                 By: /s/ MARK S. ZEIDMAN
                                    --------------------------------------------
                                         Mark S. Zeidman
                                         Senior Vice President and
                                         Chief Financial Officer



Date:  June 12, 1998


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                                INDEX TO EXHIBIT



       Exhibit         Description                                          Page
       -------         -----------                                          ----

        99.1           Financial statements of property acquired.             5
                       ------------------------------------------
                       (1)  225 Bush Street
                            Statements of Revenue and Certain Expenses
                            for the year ended  December  31, 1997 and
                            the three  months  ended  March  31,  1998
                            (unaudited),   and  Independent  Auditors'
                            Report.

        99.2           Pro forma financial information.                      12
                       --------------------------------
                       (1) Unaudited Pro Forma Consolidated Statement of Financial Condition at March 31, 1998.

                       (2) Unaudited Condensed Pro Forma Consolidated Statement of Operations for the Period May 14, 1997 to December 31, 1997.

                       (3) Unaudited Condensed Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 1998.

                       (4) Unaudited Condensed Pro Forma Consolidated Statement of Operations for the Period May 14, 1997 to March 31, 1998.


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